EXECUTION VERSION

JOINDER TO RECEIVABLES PURCHASE AGREEMENT

This JOINDER TO RECEIVABLES PURCHASE AGREEMENT dated as of June 27, 2016 (this "Agreement"), is by and among SRA INTERNATIONAL, INC., a corporation organized in the state of Virginia (the “New Seller”), the PURCHASERS party hereto and THE BANK OF TOKYOMITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as Administrative Agent (as defined below) under the RPA (as defined below). Capitalized terms used and not defined herein have the meanings given to them in the RPA.

WITNESSETH THAT:

WHEREAS, certain parties (the “Existing Sellers”) have entered into that certain Second Amended and Restated Master Accounts Receivable Purchase Agreement, dated October 1, 2015 (the “RPA”), among CSRA LLC (f/k/a CSC GOVERNMENT SOLUTIONS LLC) (“CSRALLC”), a Nevada limited liability company, as a Seller and as Seller Representative (each of CSRALLC and any Additional Sellers (as defined in the RPA), a “Seller” and collectively the “Sellers”), the PURCHASERS described therein and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Purchasers (“BTMU” and the “Administrative Agent”) as amended through that certain amendment thereto as dated on the date hereof; and

WHEREAS, New Seller desires to be joined as a party to the RPA;

NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of accommodations given or to be given, to New Seller and the Existing Sellers by the Purchasers from time to time, New Seller hereby agrees as follows:

1. New Seller acknowledges and agrees that it is a “Seller” under the RPA, effective upon the date of New Seller’s execution of this Agreement. All references in the RPA to the term “Seller” or “Sellers” shall be deemed to include the New Seller. Without limiting the generality of the foregoing, New Seller hereby repeats and reaffirms all covenants, agreements, representations and warranties made or given by a Seller contained in the RPA, and appoints the Seller Representative as its agent, attorney-in-fact and representative in accordance with Section
2.5 of the RPA.

2. For purposes of the RPA, the “Existing Account” with respect to the New Seller will be (i) the account of the New Seller located at Bank of America, N.A. with account number [Redacted] and (ii) any other deposit account located at a depository bank satisfactory to the Administrative Agent, in each case, only so long as such accounts are subject to an Account Control Agreement.

3. For purposes of the RPA, the “Collection Account” with respect to the New Seller will be (i) the account of the New Seller located at Bank of America, N.A. with account number [Redacted] and (ii) any other deposit account located at a depository bank satisfactory to the Administrative Agent, in each case, only so long as such accounts are subject to an Account Control Agreement.

4. For purposes of Schedule B to the RPA, New Seller’s UCC Information shall be as follows:
(a) Name:                 SRA International, Inc.
(b) Chief Executive Office:         3170 Fairview Park Drive
Falls Church, VA 22042
(c) Jurisdiction of Organization:         Virginia
(d) Organizational Number:         0164564-7
(e) FEIN:                54-1360804
(f) Tradenames:                None
(g) Changes in Location, Name and
Corporate Organization in the last 5
years:                     See Attached Schedule 1

5. New Seller agrees to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent may deem reasonably necessary or proper to carry out more effectively the purposes of this Agreement.

6. No reference to this Agreement need be made in the RPA or in any other Purchase Document or other document or instrument making reference to the same, any reference to Purchase Documents in any of such to be deemed a reference to the RPA, or other Purchase Documents, as applicable, as modified hereby.

7. The laws of the State of New York (without regard to conflicts of laws principles) shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement.

Additional Special Provisions

8. On May 20, 2016, CSRALLC changed its legal name from “CSC Government Solutions LLC” to “CSRA LLC”. In effectuating such change, CSRALLC did not comply with the prior notice requirements described in Section 10.1(c) of the RPA. By executing this Agreement, each Purchaser hereby waives such non-compliance.

9. Pursuant to Section 14.22 of the RPA, the Seller Representative may, from time to time, request that one or more account debtors be added as additional Approved Obligors under this Agreement. The Seller Representative has requested that the Railroad Retirement Board, the Corporation for National & Community Service and the Securities and Exchange Commission be added as Approved Obligors with Approved Obligor Buffer Periods of 50 days. By executing this Agreement, each Purchaser hereby agrees to such request and confirms that each such Person will immediately upon the effectiveness of this Agreement become an Approved Obligor. Attached to this Agreement is an updated Schedule A to the RPA reflecting such designation.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NEW SELLER:

SRA INTERNATIONAL, INC.
as Seller

By: /s/ William Luebke
Name: William Luebke
Title: Vice President and Controller

ACKNOWLEDGED AND ACCEPTED AS OF THE DATE FIRST WRITTEN ABOVE:

ADMINISTRATIVE AGENT:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By: /S/ Thomas J Educate
Name: Thomas J. Educate
Title: Managing Director

PURCHASER(S):

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as Purchaser

By: /S/ Thomas J Educate
Name: Thomas J. Educate
Title: Managing Director

THE BANK OF NOVA SCOTIA,
As Purchaser

By: /S/ Jonathan Khan
Name: Jonathan Khan
Title: Director

MIZUHO BANK, LTD.,
As Purchaser

By: /S/ David Lim
Name: David Lim
Title: Authorized Signatory

EXISTING SELLERS:

CSRA LLC (f/k/a CS GOVERNMANT SOLUTIONS
LLC), as a Seller and Seller Representative

By: /s/ Helaine G. Elderkin
Name: Helaine G. Elderkin
Title: Vice President and Secretary

ANNEX I

CONFIRMATION AND ACKNOWLEDGEMENT

This CONFIRMATION AND ACKNOWLEDGEMENT (“Confirmation”), is executed and delivered by CSRA Inc. (f/k/a Computer Sciences Government Services Inc.), a Nevada corporation (the “Guarantor”).

1.
Reference is made to the Guaranty, dated as of October 1, 2015 (as amended, modified or supplemented from time to time, the “Guaranty”), delivered by the Guarantor in connection with the Agreement (defined below).

2.
Reference is further made to the Joinder to Receivables Purchase Agreement, dated as of the date hereof (the “Joinder”), to the Second Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of October 1, 2015, among CRRA LLC (f/k/a CSC GOVERNMENT SOLUTIONS LLC), a Nevada limited liability company, each PURCHASER party thereto and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time).

3.	The Guarantor hereby consents to the Joinder. The Guarantor hereby confirms that, notwithstanding the effectiveness of the Joinder, the Guaranty shall continue in full force and effect.

IN WITNESS WHEREOF, the Guarantor has caused this Confirmation to be duly executed and delivered on the date first set forth above.

CSRA INC. (formerly known as COMPUTER SCIENCES GOVERNMENT SERVICES INC.), as Parent Guarantor

By: /s/ David F Keffer
Print Name: David F. Keffer
Title: Chief Financial Officer

Schedule 1

SRA’s corporate offices changed in December 2015 from:

4300 Fair Lakes Court
Fairfax, VA 22033

to the following:

[CEO]
3170 Fairview Park Drive
Falls Church, VA 22042

[Tax Function]
15036 Conference Center Drive
Chantilly, VA 20151

Name Changes:

SRA International, Inc. changed its name from Systems Research and Applications Corporation (“SRAC”) on February 3, 2012

SRAC merged with SRA International, Inc. (Delaware) (February 3, 2012)

SRAC merged with Constella Group LLC (April 24, 2015); SRAC survived

SRAC merged with Platinum Solutions, Inc. (April 14, 2015); SRAC survived

SRAC merged with Touchstone Consulting Group, Inc. (November 8, 2013); SRAC survived

SRAC acquired National Security Solutions business of MorganFranklin Corporation (December 16, 2012); SRAC survived

SRAC merged with Interface and Control Systems, Inc. (March 14, 2012); SRAC survived

SRAC merged with Raba Technologies, LLC (March 21, 2012); SRAC survived

SRAC merged with Perrin Quarles Associates, Inc. (March 9, 2012); SRAC survived

SRAC merged with CMA Government Solutions, Inc. (March 9, 2012); SRAC survived

SRAC merged with Sentech Holdings, Inc. (March 9, 2012); SRAC survived

SRAC merged with Sterling Merger Inc. (July 20, 2011); SRAC survived

SCHEDULE A TO
SECOND AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

Approved Obligors

Approved Obligor Buffer Period
Approved Obligor                      (days)
Legislative Branch                         50
Judicial Branch                             50
Department of Agriculture                     50
Department of Commerce                         50
Department of Defense-Military Programs                 50
Department of Defense-ARMY                     50
Department of Defense-NAVY / Marine Corps             50
Department of Defense-Air Force                     50
Department of Defense-All Other                     50
Department of Health and Human Services                 50
Department of the Interior                         50
Department of Justice                         50
Department of Labor                         50
Department of State                         50
Department of the Treasury                     50
Social Security Administration                     50
Department of Education                         50
Department of Energy                         50
Environmental Protection Agency                     50
Department of Transportation                     50
General Services Administration                     50
Department of Homeland Security                     50
Department of Housing and Urban Development             50
National Aeronautics and Space Administration             50
Office of Personnel Management                     50
Small Business Administration                     50
Department of Veterans Affairs                     50
Executive Office of the President                     50
International Assistance Programs-Department of State         50
Equal Employment Opportunity Commission             50
Federal Election Commission                     50
Federal Trade Commission                     50
National Science Foundation                     50
Railroad Retirement Board                     50
Corporation for National & Community Service             50
Securities and Exchange Commission                50